                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder PreservationPlus Income Fund

Annual Report to Shareholders

September 30, 2004

Contents

3 Performance Summary

6 Information About Your
Fund's Expenses

8 Portfolio Management Review

16 Portfolio Summary

Scudder PreservationPlus
Income Fund

17 Financial Statements

21 Financial Highlights

24 Notes to Financial Statements

32 Report of Independent
Registered Public
Accounting Firm

33 Tax Information

34 Trustees and Officers

PreservationPlus Income Portfolio

39 Investment Portfolio

53 Financial Statements

56 Financial Highlights

57 Notes to Financial Statements

66 Report of Independent
Registered Public
Accounting Firm

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Management applies stringent credit analysis to structure a portfolio consisting primarily of short- to intermediate-term fixed-income securities. The fund invests at least 65% of its assets in securities in the top four rating categories and will no longer use Wrapper Agreements as of November 17, 2004. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. The fund uses a Global Asset Allocation strategy to attempt to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

The investment advisor and administrator have voluntarily agreed to waive their fees and/or reimburse expenses. This waiver may be terminated or adjusted at any time without notice. Returns and rankings during all periods shown reflect this and other non-voluntary fee and/or expense waivers. Without these waivers/reimbursement, returns would have been lower and any rankings/ratings might have been less favorable.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

The Fund has a 2% maximum redemption fee which may be triggered under certain market conditions. Effective November 17, 2004, the Fund will waive all redemption fees that were previously in place. See prospectus for details.

Returns shown for Class A shares prior to its inception on November 29, 2002 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of the Scudder PreservationPlus Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Effective November 17, 2004, investors should note that the performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder PreservationPlus Income Fund	1-Year	3-Year	5-Year	Life of Fund*
Investment Class	4.12%	4.53%	5.32%	5.39%
Class A	3.87%	4.27%	5.06%	5.12%
Class C	3.10%	3.49%	4.27%	4.33%
Lehman 1-3 Year US Government/Credit Index+	1.44%	3.68%	5.52%	5.24%
iMoneyNet First-Tier Retail Money Funds Average++	.46%	.83%	2.53%	2.78%
Wrapped Lehman Intermediate Aggregate Bond Index+++	4.81%	5.39%	5.65%	5.63%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.
Investment Class Lipper Rankings - Intermediate Investment Grade Debt Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	80	of	444	18
3-Year	258	of	348	74
5-Year	235	of	258	91

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] Scudder PreservationPlus Income Fund - Investment Class

- - - Scudder PreservationPlus Income Fund - Class A

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Funds Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index+++

Yearly periods ended September 30

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder PreservationPlus Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Investment Class	Growth of $10,000	$10,412	$11,420	$12,957	$13,537
	Average annual total return	4.12%	4.53%	5.32%	5.39%
Class A	Growth of $10,000	$10,101	$11,025	$12,446	$12,976
	Average annual total return	1.01%	3.31%	4.47%	4.61%
Class C	Growth of $10,000	$10,310	$11,084	$12,327	$12,772
	Average annual total return	3.10%	3.49%	4.27%	4.33%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.
Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder PreservationPlus Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,144	$11,144	$13,081	$13,410
	Average annual total return	1.44%	3.68%	5.52%	5.24%
iMoneyNet First-Tier Retail Money Funds Average++	Growth of $10,000	$10,046	$10,249	$11,254	$11,625
	Average annual total return	.46%	.83%	2.53%	2.78%
Wrapped Lehman Intermediate Aggregate Bond Index+++	Growth of $10,000	$10,481	$11,707	$13,164	$13,706
	Average annual total return	4.81%	5.39%	5.65%	5.63%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
+++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.20%. This benchmark more closely reflects the market sector in which the Fund invests.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class C	Investment Class
Net Asset Value: 9/30/04	$ 10.00	$ 10.00	$ 10.00
9/30/03	$ 10.00	$ 10.00	$ 10.00
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .38	$ .31	$ .40
Capital Gains Distributions++++ as of 9/30/04	$ .16	$ .16	$ .16
September Income Dividend	$ .0265	$ .0208	$ .0282

++++ The Fund declared a capital gain distribution of $.16 per share and a corresponding reverse stock split of .984 per share.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class C	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,018.90	$ 1,015.10	$ 1,020.00
Expenses Paid per $1,000*	$ 6.31	$ 10.08	$ 5.05
Hypothetical 5% Fund Return	Class A	Class C	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,018.81	$ 1,015.07	$ 1,020.06
Expenses Paid per $1,000*	$ 6.31	$ 10.08	$ 5.05

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Investment Class
Scudder PreservationPlus Income Fund	1.25%	2.00%	1.00%

Effective November 17, 2004, in conjunction with the Fund's new investment objectives and policies, the expenses of the Fund changed. The example in the table below reflects this updated expense structure.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class C	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.86	$ 1,017.70	$ 1,020.70
Expenses Paid per $1,000	$ 4.35	$ 7.48	$ 4.35
Hypothetical 5% Fund Return	Class A	Class C	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.76	$ 1,017.65	$ 1,020.76
Expenses Paid per $1,000	$ 4.36	$ 7.49	$ 4.36

Annualized Expense Ratios	Class A	Class C	Investment Class
Scudder PreservationPlus Income Fund	.86%	1.48%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder PreservationPlus Income Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for PreservationPlus Income Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team*

John D. Axtell

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Portfolio Manager of the Wrapper Agreements in the portfolio since its inception.

• Joined Deutsche Asset Management in 1990.

• Head of the Stable Value Management Group.

• MBA, University of Michigan.

Eric Kirsch, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Portfolio Manager of the portfolio since its inception.

• Joined Deutsche Asset Management in 1980.

• Head of North America Fixed Income.

• MBA, Pace University.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1996.

• Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds.

• MBA, Yale University.

Robert Wang

Managing Director of Deutsche Asset Management and Manager of the fund.

• Portfolio Manager for Global and Tactical Asset Allocation Portfolios.

• Joined Deutsche Asset Management in 1995.

• BS, University of Pennsylvania, Wharton School.

In the following interview, New York-based Portfolio Managers John Axtell, Eric Kirsch, Sean McCaffrey and Robert Wang discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2004.

* Effective October 18, 2004, Andrew Cestone will manage the fund's assets invested in high-yield securities. Mr. Cestone is a Managing Director of Deutsche Asset Management and the Lead Manager of Scudder High Income Plus Fund and Scudder High Income Fund. John D. Axtell, Eric Kirsch, Sean P. MacCaffrey and Robert Wang will continue to be responsible for the day-to-day management of the remainder of the fund's assets.

Q: How did the Scudder PreservationPlus Income Fund perform in during its fiscal year?

A: Scudder PreservationPlus Income Fund Class A shares produced a total return of 3.87% for the 12 months ended September 30, 2004. (Returns are for Class A shares, unadjusted for sales charges, which, if included, would have reduced performance. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.) The Lehman 1-3 Year US Government/Credit Index produced a total return of 1.44% for the same annual period.1

1 The Lehman 1-3 Year US Government/Credit Index, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

The fund also produced strong returns relative to other more conservative investments, such as the iMoneyNet First Tier Retail Money Markets Fund Average, which returned just 0.46% for the 12 months ended September 30, 2004.2

2 The iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations
3 Past performance is not indicative of future results. 2004 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Scudder PreservationPlus Income Fund's Investment Class received an Overall Morningstar Rating™ of four stars out of 16 US domiciled funds in the Stable Value category, as of September 30, 2004, based on its risk-adjusted performance.3 The rating above and the following ratings are for Investment Class shares, the fund's oldest share class; Class A share ratings are not yet available. Investment Class share ratings do not reflect adjustments for higher operating expenses and sales charges and might have been less favorable if they did. Morningstar ratings are based on risk-adjusted performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics. The fund's Investment Class shares were rated 4 star(s) for the 3-year period ending 9/30/04 against 16 US-domiciled funds in the Stable Value category. There were 16 funds in this category for the 3-year period.

For the period, the fund was primarily diversified across the major sectors of the investment-grade fixed-income market. As of September 30, 2004, the portfolio was allocated as follows: 18.6% to corporate bonds, 22.6% to mortgage-backed securities, 9.7% to commercial mortgage-backed securities, 6.3% to asset-backed securities, 17.7% to US Treasuries/agencies and 25.1% to cash equivalents and other investments, including futures contracts and wrapper agreements. Within its corporate bond allocation, 6% was allocated to the US high-yield sector. This positioning in high yield successfully enabled the fund to benefit from the broad tightening of high-yield bond spreads over US Treasuries when high-yield spreads were near historically wide levels. The fund continued to obtain its exposure to the high-yield sector by investing in the Scudder High Income Plus Fund. This means of investment enables the fund to have exposure to a more well-diversified portfolio of high-yield securities, and therefore one with less individual issue risk than the fund could gain by investing directly in high-yield securities.

The fund's bond allocation was intentionally weighted toward the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The fund employed its Global Asset Allocation (GAA) overlay strategy, which evaluates bond, cash and currency opportunities across domestic and international markets. The wrapper agreements are intended to stabilize the fund's net asset value (NAV) per share.

The fund maintained a shorter duration over the last 12 months than it has historically, as the portfolio management team was concerned about the potential impact of rising interest rates and a strengthening economy, among other factors. The fund's average duration at the end of the annual period stood at 1.19 years. This more-conservative positioning generally helped the fund's returns as interest rates increased, especially in the shorter two- to five-year maturity range. The fund's exposure to corporate, asset-backed, commercial-mortgage backed and high-yield securities also contributed positively to performance, as those sectors performed well. The GAA strategy contributed significant positive returns to the fund's portfolio over the year ending September 30, 2004, having a positive impact on the fund's overall performance.

Q: Could you describe the recent changes to the fund's investment objective and policies?

A: The fund's Board of Trustees recently announced changes to the fund's investment objective and policies that went into effect on November 17, 2004. The fund's new investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. Under the new investment objective and policies, the fund no longer seeks to maintain a stable net asset value per share. The fund terminated all of its wrapper agreements on November 17, 2004 and effectively became a short-term bond fund. Wrapper agreements are contracts issued by financial institutions, such as banks and insurance companies, which were used by the fund prior to November 17, 2004 to maintain a stable net asset value per share. The fund will continue to invest in a diversified portfolio of investment-grade fixed-income securities of varying maturities and will seek to maintain an average portfolio duration of 1 to 4.5 years. The fund will also continue to invest up to 10% of its assets in high-yield debt securities (commonly known as "junk bonds") rated below investment grade, and will continue to utilize the GAA strategy outlined in the prospectus. The fund will no longer enter into wrapper agreements. Effective November 17, 2004, investors should note that the performance of the fund shown in this report was obtained while the fund had a different investment objective and investment strategies, and different fees and expenses.

Q: Did the fixed-income environment support the fund's positive performance?

A: Overall, the US fixed-income markets performed well during the annual period, but with less volatility than during the last few years. For the 12-month period ended September 30, 2004, the Lehman Aggregate Bond Index produced a total return of 3.68%.4

4 The Lehman Brothers Aggregate Bond Index is an unmanaged market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Commercial-mortgage-backed securities delivered 3.53% on a total return basis. US credits had a total return of 4.44%, as corporate bonds generally performed well, somewhat continuing their trend from 2003. US credits, formerly known as the corporate sector, account for approximately 25% of the Lehman Brothers Aggregate Bond Index. Within the Lehman Brothers Aggregate Bond Index, lower-rated credits once again outperformed higher-rated credits. The Lehman Aaa Index returned 2.75% for the 12-month period, while the Lehman Baa Index returned 5.76% for the same time frame.5

5 The Lehman Aaa Index is the Aaa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Aaa Index measures Aaa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.
The Lehman Baa Index is the Baa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Baa Index measures Baa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.

Federal Reserve Board action continued to be a major influence on the US fixed-income market. After a year of holding interest rates steady, the Federal Reserve Board raised the targeted federal funds rate by 25 basis points to 1.25% on June 30, 2004, as risks of disinflation abated and the economy began to grow above trend. Thereafter, the Federal Reserve Board raised rates by increments of 0.25% at two subsequent meetings to bring the federal funds rate to 1.75% as of September 30, 2004.

Economic data in the summer was mixed, though, on balance, consistent with an economy that had firmed and was expanding a bit above trend. Consumer spending was stronger late in the period, with business investment remaining firm but not robust, and labor market indicators suggesting continued, albeit modest, improvement.

The mixed nature of the economic data reflects a number of crosscurrents. High energy prices have cut into purchasing power and will likely continue to act as a drag on growth. Yet, financial conditions remain supportive, with real interest rates low, and credit spreads narrow. Despite some cyclical slowing, underlying productivity growth still seems strong, which should continue to support perceptions of increased capital investment, income and profits, and thus feed back positively into aggregate demand.

For the 12-month period, the US Treasury yield curve flattened, with short-term rates following the federal funds rate higher, while the longer-term end was relatively unchanged. The three-month Treasury bill yields rose 76 basis points to 1.70%, and two-year Treasury note yields rose 115 basis points to 2.60%. Ten-year Treasury yields also rose 18 basis points to 4.12%, yet the 30-year Treasury yield was almost unchanged at 4.89%. Even with the back-up in yields at the shorter end of the yield curve, the Lehman US Treasury Index produced a positive total return of 2.55% for the annual period. However, during the annual period, market uncertainty regarding the timing and magnitude of the eventual Fed tightenings, as well as periodic inflation worries and terror alerts, caused short-term volatility in overall interest rates.

Q: How did the corporate, asset-backed and mortgage sectors perform?

A: All three sectors outperformed US Treasuries on a total-return basis for the annual period. The mortgage-backed sector, which tends to perform best when interest rates are relatively stable, was hurt in 2002 and 2003 by interest rate volatility first by prepayments as interest rates fell dramatically in 2002 and then by duration extension as rates rose in 2003. However, over the past 12 months, the mortgage-backed sector managed to contribute solid excess returns above Treasuries as interest rates were relatively less volatile and refinancing slowed. The asset-backed sector generally performed well, as the manufactured housing subsector reversed earlier underperformance. The US credit sector managed another year of significant returns above the Lehman Brothers Aggregate Bond Index, as the economy continued to show improvement and credit yield spreads tightened further. For the annual period, these sectors of the Lehman Brothers Aggregate Bond Index produced total returns as follows: mortgage-backed securities, 4.36%; asset-backed securities, 2.95%; and US credits, 4.44%.

Although we are transitioning the objective and strategy of the fund to a short-term bond fund, we maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income. Our strategy is to continue to focus on selecting spread sector assets - corporate securities and mortgage- and asset-backed securities - offering the best relative value at the maximum yield possible. Additionally, we expect our continued use of our high-yield allocation and the GAA strategy to help boost potential returns as world economic momentum begins to rebuild.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation	9/30/04	9/30/03

US Government Agency Sponsored Pass-Throughs	20%	30%
US Government Backed	18%	12%
Corporate Bonds	11%	17%
Commercial and Non-Agency Mortgage Backed Securities	10%	-
Asset Backed	6%	16%
Scudder High Income Plus Fund	6%	7%
Government National Mortgage Association	3%	4%
Foreign Bonds - US$ Denominated	2%	4%
Collateralized Mortgage Obligations	-	6%
Cash Equivalents and Other Assets and Liabilities, Net[a]	24%	4%
	100%	100%

a Wrapper Agreements and Futures Contracts included.

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 39. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investment in the PreservationPlus Income Portfolio, at value	$ 2,131,956,610
Receivable for Fund shares sold	3,173,368
Other assets	39,532
Total assets	2,135,169,510
Liabilities
Dividends payable	738,857
Payable for Fund shares redeemed	3,204,751
Other accrued expenses and payables	2,566,229
Total liabilities	6,509,837
Net assets, at value	$ 2,128,659,673
Net Assets
Net assets consist of: Undistributed net investment income	22,258,450
Net unrealized appreciation (depreciation) on: Investments	32,399,762
Wrapper agreements	(68,853,516)
Accumulated net realized gain (loss)	(21,953,831)
Paid-in capital	2,164,808,808
Net assets, at value	$ 2,128,659,673

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($287,753,091 / 28,774,828 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.00
Maximum offering price per share (100 / 97.25 of $10.00)	$ 10.28
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($256,671,476 / 25,666,512 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.00
Investment Class Net Asset Value, offering and redemption price per share ($1,584,235,106 / 158,397,998 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Net investment income allocated from the PreservationPlus Income Portfolio: Interest	$ 75,282,105
Dividends from affiliated investment companies	15,873,577
Credit rate income	13,989,754
Mortgage dollar roll income	1,555,676
Expenses[a]	(16,744,885)
Net investment income from the PreservationPlus Income Portfolio	89,956,227
Expenses: Shareholder servicing fee	4,484,756
Distribution service fee	2,629,742
Auditing	14,871
Legal	32,663
Trustees' fees and expenses	2,821
Reports to shareholders	137,684
Registration fees	189,000
Administrator service fee	7,192,789
Other	7,393
Total expenses, before expense reductions	14,691,719
Expense reductions	(7,310,788)
Total expenses, after expense reductions	7,380,931
Net investment income	82,575,296
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,254,387)
Futures	(5,780,374)
Foreign currency related transactions	33,529,090
22,494,329
Net unrealized appreciation (depreciation) during the period on: Investments, futures and foreign currency related transactions	(19,507,689)
Wrapper agreements	(4,542,316)
(24,050,005)
Net gain (loss) on investment	(1,555,676)
Net increase (decrease) in net assets resulting from operations	$ 81,019,620

a For the year ended September 30, 2004, the Advisor of the PreservationPlus Income Portfolio waived fees of which $1,927,631 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income	$ 82,575,296	$ 51,879,742
Net realized gain (loss) on investment transactions	22,494,329	8,165,505
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions during the period	(19,507,689)	36,873,908
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(4,542,316)	(46,603,198)
Net increase (decrease) in net assets resulting from operations	81,019,620	50,315,957
Distributions to shareholders: Net investment income: Class A	(10,758,587)	(3,762,400)
Class C	(7,788,565)	(2,231,767)
Investment Class	(62,281,691)	(44,237,891)
Net realized gains: Class A	(4,770,367)	(44)
Class C	(4,228,096)	-
Investment Class	(24,975,398)	(3,696,751)
Fund share transactions: Proceeds from shares sold	782,941,190	1,819,700,120
Reinvestment of distributions	107,030,822	47,778,204
Cost of shares redeemed	(712,737,946)	(451,156,959)
Net increase (decrease) in net assets from Fund share transactions	177,234,066	1,416,321,365
Increase (decrease) in net assets	143,450,982	1,412,708,469
Net assets at beginning of period	1,985,208,691	572,500,222
Net assets at end of period (includes undistributed net investment income of $22,258,450 and $6,333,856, respectively)	$ 2,128,659,673	$ 1,985,208,691

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.38	.32
Net realized and unrealized gain (loss) on investment transactions	(.00)***	(.01)
Total from investment operations	.38	.31
Less distributions from: Net investment income	(.38)	(.31)
Net realized gain on investment transactions	(.16)	(.04)
Reverse stock split[b]	.16	.04
Total distributions	(.38)	(.31)
Net asset value, end of period	$ 10.00	$ 10.00
Total Return (%)[c,d]	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	250
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.50	1.51*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.25	1.25*
Ratio of net investment income (%)	3.86	3.79*
[a] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.
[b] See Note F in Notes to Financial Statements.
[c] Total return does not reflect the effect of sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005 per share.

Class C
Years Ended September 30,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.31	.20
Net realized and unrealized gain (loss) on investment transactions	(.00)***	(.01)
Total from investment operations	.31	.19
Distributions to shareholders: Net investment income	(.31)	(.19)
Net realized gain on investment transactions	(.16)	-
Reverse stock split[b]	.16	-
Total distributions	(.31)	(.19)
Net asset value, end of period	$ 10.00	$ 10.00
Total Return (%)[c,d]	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	222
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	2.25	2.26*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	2.00	2.00*
Ratio of net investment income (%)	3.11	3.06*
[a] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.
[b] See Note F in Notes to Financial Statements.
[c] Total return does not reflect the effect of sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005 per share.

Investment Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.40	.42	.52	.62	.65
Net realized and unrealized gain (loss) on investment transactions	(.00)*	(.01)	-	-	-
Total from investment operations	.40	.41	.52	.62	.65
Distributions to shareholders: Net investment income	(.40)	(.41)	(.52)	(.62)	(.65)
Net realized gain on investment transactions	(.16)	(.04)	-	-	-
Reverse stock split[a]	.16	.04	-	-	-
Total distributions	(.40)	(.41)	(.52)	(.62)	(.65)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[b]	4.12	4.13	5.33	6.38	6.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,584	1,513	573	10.219
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.50	1.50	1.57	3.00	34.37
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (%)	4.11	4.13	4.86	5.84	6.52
[a] See Note F in Notes to Financial Statements. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005 per share.

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Income Fund ("Scudder PreservationPlus Income Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objective as the Fund and advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At September 30, 2004, the Fund owned approximately 77% of the PreservationPlus Income Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including Wrapper Agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $2,858,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012, the expiration date, whichever occurs first.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $22,865,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 26,238,201
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (2,858,000)

In addition, during the years ended September 30, 2004 and September 30, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$ 109,576,732	$ 53,881,808
Distributions from long-term capital gains	$ 5,225,972	$ 47,045

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including Wrapper Agreements, in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended September 30, 2004, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund including the annual premiums on Wrapper Agreements to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares at 1.50%, Class C shares at 2.25% and Investment Class at 1.50%, including expenses allocated from the Portfolio. Furthermore, for the year ended September 30, 2004, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares at 1.25%, Class C shares at 2.00% and Investment Class at 1.00%, including expenses allocated from the Portfolio. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.35% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$ 979,275	$ 471,238	$ 82,198
Class C	883,957	408,063	36,595
Investment Class	5,329,557	5,329,537	-
	$ 7,192,789	$ 6,208,838	$ 118,793

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor and Administrator, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to this agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 709,220	$ 31,069
Class C	$ 1,920,522	$ 158,901
	$ 2,629,742	$ 189,970

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for Class C and Investment Class shares. ICCC in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004	Effective Rate
Class C	$ 625,026	$ -	$ -	.24%
Investment Class	3,859,730	1,101,950	2,225,517.18%
	$ 4,484,756	$ 1,101,950	$ 2,225,517

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $82,778 and $20,706, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2004, the CDSC for Class C shares aggregated $140,091. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $17,129.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

C. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2004, one shareholder held 29% of the outstanding shares of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,707,956	$ 127,066,234	28,577,974*	$ 285,796,525*
Class C	7,448,102	74,495,118	22,907,621**	229,075,692**
Investment Class	58,151,968	581,379,838	130,480,534	1,304,827,903
		$ 782,941,190		$ 1,819,700,120
Shares issued to shareholders in reinvestment of distributions
Class A	1,351,922	$ 13,519,223	287,474*	$ 2,874,745*
Class C	1,082,220	10,822,200	174,650**	1,746,493**
Investment Class	8,268,940	82,689,399	4,315,690	43,156,966
		$ 107,030,822		$ 47,778,204
Reverse stock split
Class A	(477,037)	$ -	(4)*	$ -
Class C	(422,809)	-	-**	-
Investment Class	(2,498,816)	-	(369,675)	-
		$ -		$ -
Shares redeemed
Class A	(9,806,126)	$ (98,075,272)	(3,867,331)*	$ (38,690,062)*
Class C	(4,667,645)	(46,712,936)	(855,627)**	(8,556,265)**
Investment Class	(56,812,755)	(567,949,738)	(40,396,167)	(403,910,632)
		$ (712,737,946)		$ (451,156,959)
Net increase (decrease)
Class A	3,776,715	$ 42,510,185	24,998,113*	$ 249,981,208*
Class C	3,439,868	38,604,382	22,226,644**	222,265,920**
Investment Class	7,109,337	96,119,499	94,030,382	944,074,237
		$ 177,234,066		$ 1,416,321,365

* For the period from November 29, 2002 (commencement of operations for Class A shares) to September 30, 2003.
** For the period from February 3, 2003 (commencement of operations for Class C shares) to September 30, 2003.

E. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares or redemptions from 401(k) plans or IRAs that are not qualified are subject to a 2% redemption fee if the "interest rate trigger" is active.

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

G. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Fund. In the event that the commissioners of the Securities Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Portfolio's Wrapper Agreements would be different and the Fund would not be able to maintain a stable net asset value per share. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in a net asset value per share of greater/less than $10 per share. At September 30, 2004, the Portfolio's Wrapper Agreements had a fair value of ($73,096,046), which the Portfolio reflected as a payable to the wrapper providers, of which approximately ($56,283,955) is allocable to the Fund based on its ownership interest in the Portfolio.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Subsequent Event

The Board of Trustees of Scudder PreservationPlus Income Fund elected to change the Fund from a stable value fund to a short term bond fund effective November 17, 2004. The most significant change was the elimination of the Fund's insurance Wrapper Agreements, which resulted in the fluctuation of the Fund's price or net asset value ("NAV") after November 16, 2004. On November 17, 2004, the Fund's net asset value per share for each of the Fund's classes of shares was $10.31.

While Scudder PreservationPlus Income Fund no longer maintains a stable $10.00 NAV after November 16, the Fund's investment objectives will continue to emphasize stability of principal with a yield and total return higher than that of other funds in the short term bond category. Scudder PreservationPlus Income Fund will be managed as a short-term bond fund investing in short-term investment-grade bonds. The Fund will continue to invest a small percentage of the Fund's assets in the high yield bond market. As has been the case with the Fund since inception, the Fund will also utilize exchange traded equity futures, government bond futures and currency forward contracts to potentially provide for further diversification.

J. New Distribution Policy

Since the Fund's net asset value will fluctuate after November 16, 2004, the Fund will no longer follow a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Advisor Funds and the Shareholders of Scudder PreservationPlus Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder PreservationPlus Income Fund (the "Fund") as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder PreservationPlus Income Fund at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Boston, Massachusetts November 19, 2004

Tax Information (Unaudited)

The Fund paid distributions of $.026 per share from net long-term capital gains during its year ended September 30, 2004, of which 100% represents 20% rate gains.

Consult your tax advisor for state specific information.

Trustees and Officers

The following individuals hold the same position with the Fund and Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		55
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		57
S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		58

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1963 Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.
5 Address: 345 Park Avenue, New York, New York.
6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the PreservationPlus Income Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2004

	Principal Amount ($)	Value ($)

Corporate Bonds 10.7%
Consumer Discretionary 0.6%
Albertson's, Inc., 7.5%, 2/15/2011	1,000,000	1,156,630
DaimlerChrysler NA Holding Corp., 7.4%, 1/20/2005	1,200,000	1,217,772
Delphi Corp., 6.5%, 5/1/2009	1,000,000	1,055,575
Gannett Co., Inc., 6.375%, 4/1/2012	500,000	559,021
Home Depot, Inc., 5.375%, 4/1/2006	1,025,000	1,064,898
Marriott International, Inc., "A", 6.875%, 11/15/2005	1,000,000	1,044,937
McDonald's Corp., 6.0%, 4/15/2011	1,000,000	1,090,331
Northwest Airlines Corp., 8.072%, 4/1/2021	892,689	980,747
Target Corp.:
5.375%, 6/15/2009	1,000,000	1,065,380
5.875%, 3/1/2012	1,900,000	2,068,194
Time Warner, Inc., 6.125%, 4/15/2006	2,000,000	2,090,980
Viacom, Inc.:
"B", 6.625%, 5/15/2011	1,000,000	1,110,422
7.7%, 7/30/2010	1,000,000	1,163,426
		15,668,313
Consumer Staples 1.5%
Altria Group, Inc., 5.625%, 11/4/2008	1,000,000	1,021,049
Anheuser-Busch Cos., Inc.:
6.0%, 4/15/2011	1,000,000	1,099,023
7.5%, 3/15/2012	1,000,000	1,193,974
Archer-Daniels-Midland Co., 8.875%, 4/15/2011	2,000,000	2,496,978
Campbell Soup Co., 5.5%, 3/15/2007	1,000,000	1,050,856
Coca-Cola Enterprises, Inc.:
5.25%, 5/15/2007	1,000,000	1,051,326
6.125%, 8/15/2011	1,000,000	1,102,575
Colgate-Palmolive Co., 5.98%, 4/25/2012	2,000,000	2,210,090
ConAgra Foods, Inc., 6.75%, 9/15/2011	1,000,000	1,125,132
H.J. Heinz Finance Co., 6.0%, 3/15/2012	1,000,000	1,091,071
Kellogg Co., 6.6%, 4/1/2011	1,000,000	1,126,017
Kraft Foods, Inc.:
4.625%, 11/1/2006	1,000,000	1,028,413
5.625%, 11/1/2011	1,900,000	2,006,882
6.25%, 6/1/2012	4,000,000	4,370,100
Pepsi Bottling Holdings, Inc., 144A, 5.625%, 2/17/2009	1,000,000	1,076,497
Procter & Gamble Co.:
6.875%, 9/15/2009	1,000,000	1,138,062
8.5%, 8/10/2009	1,000,000	1,200,450
Safeway, Inc.:
4.8%, 7/16/2007	1,000,000	1,027,948
6.5%, 11/15/2008	825,000	894,822
Tyson Foods, Inc., 8.25%, 10/1/2011	3,000,000	3,555,408
Unilever Capital Corp.:
6.875%, 11/1/2005	1,000,000	1,045,303
7.125%, 11/1/2010	2,500,000	2,894,775
UST, Inc., 6.625%, 7/15/2012	400,000	448,976
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	1,000,000	1,031,093
5.45%, 8/1/2006	2,000,000	2,090,386
5.875%, 10/15/2005	1,000,000	1,033,671
6.875%, 8/10/2009	1,460,000	1,655,799
		41,066,676
Energy 0.6%
Atlantic Richfield Co., 10.875%, 7/15/2005	1,000,000	1,061,905
ChevronTexaco Capital Co., 3.5%, 9/17/2007	2,000,000	2,018,684
Conoco, Inc., 6.35%, 4/15/2009	1,000,000	1,107,334
Devon Energy Corp., 2.75%, 8/1/2006	3,000,000	2,979,690
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	500,000	556,947
Lasmo USA, Inc., 7.5%, 6/30/2006	2,000,000	2,156,134
Marathon Oil Corp., 5.375%, 6/1/2007	1,000,000	1,048,919
MidAmerican Energy Holdings Co., 3.5%, 5/15/2008	1,500,000	1,476,454
Occidental Petroleum Corp., 7.375%, 11/15/2008	1,000,000	1,135,847
Pemex Project Funding Master Trust, 7.875%, 2/1/2009	1,000,000	1,115,000
Tosco Corp., 7.625%, 5/15/2006	1,250,000	1,337,584
Valero Energy Corp., 6.125%, 4/15/2007	2,000,000	2,126,358
		18,120,856
Financials 5.4%
ABN Amro Bank NV:
7.125%, 6/18/2007	250,000	274,424
7.25%, 5/31/2005	1,000,000	1,030,524
Allstate Corp., 7.875%, 5/1/2005	1,000,000	1,030,844
American Express Co., 6.875%, 11/1/2005	1,000,000	1,044,569
American General Finance Corp.:
4.5%, 11/15/2007	5,000,000	5,144,985
5.75%, 3/15/2007	700,000	739,659
5.875%, 12/15/2005	1,440,000	1,494,761
Associates Corp. of North America:
6.25%, 11/1/2008	500,000	547,977
8.55%, 7/15/2009	1,500,000	1,785,375
AXA Financial, Inc., 7.75%, 8/1/2010	1,000,000	1,172,543
Bank of America Corp.:
5.875%, 2/15/2009	1,000,000	1,082,645
7.125%, 9/15/2006	1,000,000	1,077,717
7.4%, 1/15/2011	4,000,000	4,661,780
Bank of New York Co., Inc., 7.3%, 12/1/2009	2,000,000	2,303,844
Bank One Corp.:
6.5%, 2/1/2006	1,000,000	1,048,631
6.875%, 8/1/2006	1,000,000	1,071,102
BankBoston NA, 6.5%, 12/19/2007	1,000,000	1,092,739
Boeing Capital Corp.:
5.75%, 2/15/2007	500,000	529,542
6.1%, 3/1/2011	350,000	383,340
6.35%, 11/15/2007	1,425,000	1,542,581
Capital One Bank, 4.25%, 12/1/2008	2,000,000	2,023,812
Caterpillar Financial Service Corp.:
2.59%, 7/15/2006	1,000,000	995,132
4.875%, 6/15/2007	1,000,000	1,041,595
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	915,000	1,013,448
Chubb Corp., 6.0%, 11/15/2011	500,000	540,526
CIT Group, Inc.:
3.375%, 4/1/2009	2,235,000	2,181,226
7.75%, 4/2/2012	1,000,000	1,183,456
Citigroup, Inc.:
6.5%, 1/18/2011	5,000,000	5,609,550
6.75%, 12/1/2005	2,000,000	2,094,402
Credit Suisse First Boston USA, Inc.:
3.875%, 1/15/2009	2,000,000	1,998,632
4.625%, 1/15/2008	2,000,000	2,066,002
6.125%, 11/15/2011	1,500,000	1,634,229
Developers Diversified Realty Corp. (REIT), 144A, 5.25%, 4/15/2011	3,000,000	3,042,735
EOP Operating LP, 7.75%, 11/15/2007	350,000	390,819
Everest Reinsurance Holdings, Inc., 8.75%, 3/15/2010	1,000,000	1,206,688
FleetBoston Financial Corp., 7.375%, 12/1/2009	5,000,000	5,750,925
Ford Motor Credit Co.:
6.5%, 1/25/2007	8,000,000	8,473,448
7.375%, 10/28/2009	4,000,000	4,381,340
General Electric Capital Corp.:
4.25%, 1/15/2008	4,000,000	4,104,376
5.0%, 2/15/2007	2,825,000	2,944,859
5.875%, 2/15/2012	2,000,000	2,171,054
6.8%, 11/1/2005	2,000,000	2,089,480
7.5%, 5/15/2005	500,000	515,862
General Motors Acceptance Corp.:
6.125%, 8/28/2007	5,000,000	5,267,780
7.75%, 1/19/2010	2,000,000	2,197,716
Goldman Sachs Group, Inc., 6.875%, 1/15/2011	1,000,000	1,129,300
Hartford Financial Services Group, 4.7%, 9/1/2007	1,000,000	1,032,720
Health Care Property Investment, Inc., (REIT), 6.45%, 6/25/2012	1,000,000	1,085,633
Household Finance Corp.:
5.875%, 2/1/2009	2,000,000	2,155,956
6.5%, 1/24/2006	1,000,000	1,048,338
6.5%, 11/15/2008	1,000,000	1,100,357
7.0%, 5/15/2012	4,000,000	4,577,756
John Deere Capital Corp., 3.125%, 12/15/2005	4,000,000	4,016,800
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	1,000,000	1,067,023
JP Morgan Chase & Co.:
3.5%, 3/15/2009	2,000,000	1,973,156
6.0%, 1/15/2009	1,000,000	1,078,406
Landesbank Baden-Wurttemberg, 6.35%, 4/1/2012	1,500,000	1,703,734
Lehman Brothers Holdings, Inc.:
7.0%, 2/1/2008	859,000	947,973
8.25%, 6/15/2007	775,000	873,685
Marshall & Ilsley Corp., 2.625%, 2/9/2007	2,000,000	1,978,932
Mellon Bank NA, 7.625%, 9/15/2007	1,000,000	1,124,624
Merrill Lynch & Co., Inc., 6.0%, 2/17/2009	1,000,000	1,082,688
MetLife, Inc., 6.125%, 12/1/2011	1,000,000	1,092,847
Morgan Stanley Dean Witter & Co., 6.6%, 4/1/2012	1,000,000	1,115,095
National City Bank of Indiana, 4.875%, 7/20/2007	1,500,000	1,558,767
Nationwide Financial Services, 5.9%, 7/1/2012	1,450,000	1,553,633
PNC Funding Corp., 6.875%, 7/15/2007	1,000,000	1,091,319
Southern Co. Capital Funding, 5.3%, 2/1/2007	1,000,000	1,056,709
SunTrust Banks, Inc.:
6.375%, 4/1/2011	1,000,000	1,114,920
7.75%, 5/1/2010	1,135,000	1,331,820
Textron Financial Corp.:
5.875%, 6/1/2007	2,830,000	3,013,441
6.0%, 11/20/2009	1,500,000	1,650,006
Toronto Dominion Bank, 6.45%, 1/15/2009	1,500,000	1,651,738
Union Planters Corp., 4.375%, 12/1/2010	250,000	250,988
US Bancorp., 5.1%, 7/15/2007	1,000,000	1,045,798
Verizon Global Funding Corp., 6.75%, 12/1/2005	1,000,000	1,046,849
Wachovia Corp.:
6.15%, 3/15/2009	1,500,000	1,629,448
7.5%, 7/15/2006	1,000,000	1,081,737
Washington Mutual, Inc., 4.0%, 1/15/2009	1,500,000	1,501,752
Wells Fargo & Co.:
5.125%, 2/15/2007	3,000,000	3,130,665
7.25%, 8/24/2005	1,000,000	1,040,243
		148,913,530
Health Care 0.2%
Abbott Laboratories, 5.625%, 7/1/2006	1,000,000	1,046,882
Eli Lilly & Co., 6.0%, 3/15/2012	1,000,000	1,101,741
Health Care Reit, Inc., (REIT), 8.0%, 9/12/2012	2,000,000	2,313,320
Wyeth, 6.7%, 3/15/2011	2,000,000	2,223,978
		6,685,921
Industrials 0.4%
Burlington North Santa Fe, 7.875%, 4/15/2007	1,000,000	1,109,694
Caterpillar, Inc., 9.375%, 8/15/2011	1,000,000	1,310,024
Cendant Corp., 6.25%, 1/15/2008	750,000	808,462
CSX Corp., 7.45%, 5/1/2007	1,100,000	1,203,970
Deere & Co., 7.85%, 5/15/2010	1,000,000	1,187,287
FedEx Corp., 9.65%, 6/15/2012	1,000,000	1,303,978
Honeywell International, Inc., 7.5%, 3/1/2010	1,000,000	1,165,551
Norfolk Southern Corp., 6.2%, 4/15/2009	950,000	1,036,139
Northrop Grumman Corp., 7.0%, 3/1/2006	1,000,000	1,056,101
Waste Management, Inc., 7.375%, 8/1/2010	2,000,000	2,308,592
		12,489,798
Information Technology 0.1%
Hewlett-Packard Co., 5.75%, 12/15/2006	1,000,000	1,054,834
IBM Corp., 4.875%, 10/1/2006	1,000,000	1,038,088
		2,092,922
Materials 0.3%
Alcoa, Inc., 6.0%, 1/15/2012	1,000,000	1,094,426
Dow Chemical Co.:
5.75%, 11/15/2009	1,000,000	1,073,134
7.0%, 8/15/2005	1,000,000	1,036,667
E.I. du Pont de Nemours, 6.875%, 10/15/2009	1,000,000	1,134,697
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	1,000,000	1,052,398
Monsanto Co., 7.375%, 8/15/2012	2,500,000	2,927,095
Weyerhaeuser Co., 5.5%, 3/15/2005	300,000	303,940
		8,622,357
Telecommunication Services 0.6%
AT&T Wireless Services, Inc., 7.5%, 5/1/2007	3,000,000	3,305,139
BellSouth Corp., 6.0%, 10/15/2011	2,000,000	2,177,876
Cingular Wireless, 6.5%, 12/15/2011	1,000,000	1,113,610
GTE Caifornia, Inc., 5.5%, 1/15/2009	1,000,000	1,055,960
SBC Communications, Inc.:
5.75%, 5/2/2006	1,000,000	1,044,110
5.875%, 2/1/2012	1,000,000	1,067,605
6.25%, 3/15/2011	2,000,000	2,193,970
Sprint Capital Corp., 6.375%, 5/1/2009	2,000,000	2,187,874
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,500,000	2,616,875
		16,763,019
Utilities 1.0%
American Electric Power Co., Inc., 6.125%, 5/15/2006	1,500,000	1,572,550
Consolidated Edison Company of New York, Inc., 7.5%, 9/1/2010	1,385,000	1,622,172
Constellation Energy Group, Inc.:
6.35%, 4/1/2007	1,000,000	1,069,853
7.0%, 4/1/2012	1,000,000	1,132,389
Dominion Resources, Inc., 5.125%, 12/15/2009	3,000,000	3,106,869
DTE Energy Co., 6.45%, 6/1/2006	1,000,000	1,051,549
FPL Group Capital, Inc.:
7.375%, 6/1/2009	1,000,000	1,142,908
7.625%, 9/15/2006	500,000	542,124
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	1,000,000	1,056,616
KeySpan Corp., 7.875%, 2/1/2010	750,000	882,593
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	1,000,000	1,138,177
PECO Energy Co., 3.5%, 5/1/2008	1,000,000	999,648
Pepco Holdings, Inc., 4.0%, 5/15/2010	500,000	486,786
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	1,000,000	1,111,254
Progress Energy, Inc.:
6.75%, 3/1/2006	1,335,000	1,401,953
6.85%, 4/15/2012	940,000	1,049,900
PSE&G Power LLC, 7.75%, 4/15/2011	1,000,000	1,164,298
Public Service New Mexico, 4.4%, 9/15/2008	1,000,000	1,014,121
Sempra Energy, 7.95%, 3/1/2010	1,000,000	1,173,379
South Carolina Electric & Gas, 7.5%, 6/15/2005	1,000,000	1,032,899
Texas-New Mexico Power Co., 6.125%, 6/1/2008	1,000,000	1,039,400
TXU Energy Co., 6.125%, 3/15/2008	1,500,000	1,605,561
Virginia Electric & Power, Series A, 5.375%, 2/1/2007	1,000,000	1,046,040
		27,443,039
Total Corporate Bonds (Cost $283,275,424)		297,866,431

Asset Backed 6.3%
Automobile Receivables 1.6%
Americredit Automobile Receivables Trust:
"D", Series 2004-1, 5.07%, 7/6/2010	2,285,000	2,318,462
"B", Series 2002-1, 5.28%, 4/9/2007	3,080,000	3,138,781
Capital Auto Receivables Asset Trust:
"CTFS", Series 2004-1, 2.84%, 9/15/2010	3,560,000	3,508,617
"CTFS", Series 2002-2, 4.18%, 10/15/2007	284,655	287,030
Capital One Prime Auto Receivable Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	4,200,000	4,192,502
Daimler Chrysler Auto Trust, "CTFS", Series 2004-A, 2.85%, 8/8/2010	1,560,000	1,520,627
Ford Credit Auto Owner Trust:
"C", Series 2002-D, 4.4%, 5/15/2007	2,640,000	2,684,173
"C", Series 2002-C, 4.81%, 3/15/2007	660,000	671,236
"B", Series 2001-D, 5.01%, 3/15/2006	570,000	572,106
Franklin Auto Trust:
"A4", Series 2002-1, 4.51%, 2/22/2010	6,300,000	6,429,206
"A4", Series 2001-2, 4.55%, 7/20/2009	2,325,492	2,350,536
Household Automotive Trust, "A4", Series 2003-1, 2.22%, 11/17/2009	4,900,000	4,825,843
Hyundai Auto Receivables Owner Trust, "C", Series 2002-A, 144A, 3.91%, 2/16/2009	1,490,000	1,499,016
MMCA Automobile Trust:
"A3", Series 2002-3, 2.97%, 3/15/2007	1,580,610	1,582,703
"B", Series 2001-2, 5.75%, 6/15/2007	95,671	96,152
Navistar Financial Corp. Owner Trust, "A4", Series 2002-A, 4.76%, 4/15/2009	4,200,000	4,262,562
Union Acceptance Corp.:
"A4", Series 2002-A, 4.59%, 7/8/2008	3,600,000	3,644,214
"A4", Series 2000-D, 6.89%, 4/9/2007	1,766,325	1,794,396
World Omni Auto Receivables Trust, "B", Series 2002-A, 3.75%, 7/15/2009	333,440	335,538
		45,713,700
Credit Card Receivables 2.4%
Bank One Issuance Trust, "C3", Series 2002-C3, 3.76%, 8/15/2008	6,324,000	6,382,662
Capital One Master Trust, "C", Series 2000-3, 144A, 7.9%, 10/15/2010	7,350,000	8,132,454
Chase USA Master Trust, "A", Series 2000-1, 7.49%, 8/17/2009	1,320,000	1,338,260
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	7,190,000	7,693,187
Citibank Credit Card Issuance Trust, "C1", Series 2000-C1, 7.45%, 9/15/2007	3,500,000	3,655,685
Citibank Credit Card Master Trust I, "B", Series 1999-2, 6.15%, 3/10/2011	5,130,000	5,610,672
First USA Credit Card Master Trust:
"C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	1,068,437
"C", Series 1998-2, 144A, 6.8%, 2/18/2011	3,790,000	4,127,547
Fleet Credit Card Master Trust II, "B", Series 2001-B, 5.9%, 12/15/2008	9,000,000	9,413,644
Household Affinity Credit Card Master Note, "B", Series 2003-2, 2.51%, 2/15/2008	6,261,000	6,233,968
MBNA Credit Card Master Note Trust:
"A7", Series 2003-A7, 2.65%, 11/15/2010	7,700,000	7,472,673
"B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	728,358
"C3", Series 2001-C3, 6.55%, 12/15/2008	4,500,000	4,741,609
Pass-Through Amortizing Credit Card Trust, "A1FX", Series 2002-1A, 144A, 4.1%, 6/18/2012	1,185,078	1,195,616
		67,794,772
Home Equity Loans 1.3%
Ameriquest Mortgage Securities, Inc.:
"AF3", Series 2003-6, 4.258%, 8/25/2033	3,030,000	3,049,114
"A6", Series 2003-5, 4.541%, 7/25/2033	1,980,000	2,008,153
Chase Funding Mortgage Loan, "1A6", Series 2003-5, 4.597%, 1/25/2015	3,065,000	3,086,151
Equity One ABS, Inc.:
"AF6", Series 2004-1, 4.205%, 4/25/2034	4,660,000	4,593,185
"AF6", Series 2003-4, 4.833%, 11/25/2033	2,640,000	2,695,739
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 7.52%, 3/20/2031	671,383	676,023
Residential Asset Mortgage Products, Inc.:
"AI2", Series 2004-RZ1, 2.34%**, 7/25/2027	6,490,000	6,405,553
"A6", Series 2003-RZ3, 3.4%, 3/25/2033	2,640,000	2,575,878
"A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,230,047
Residential Asset Securities Corp., "A16", Series 2003-KS10, 4.54%, 12/25/2033	3,700,000	3,716,985
Residential Funding Mortgage Securities, "A2", Series 2004-HI1, 2.49%, 7/25/2013	4,360,000	4,318,035
		36,354,863
Manufactured Housing Receivables 0.6%
Conseco Finance, "A4", Series 2002-A, 6.32%, 4/15/2032	1,716,303	1,725,098
Green Tree Financial Corp., "A5", Series 1994-1, 7.65%, 4/15/2019	2,932,040	3,084,932
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	3,996,663	4,228,882
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	6,300,000	6,459,552
		15,498,464
Miscellaneous 0.4%
Caterpillar Financial Asset Trust, "B", Series 2002-A, 4.03%, 5/26/2008	540,000	545,525
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	2,420,000	2,456,957
PECO Energy Transition Trust, "A1", Series 2001-A, 6.52%, 12/31/2010	1,490,000	1,672,712
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,246,773
		9,921,967
Total Asset Backed (Cost $173,448,564)		175,283,766

Foreign Bonds - US$ Denominated 2.1%
Abbey National PLC, 6.69%, 10/17/2005	2,000,000	2,075,820
African Development Bank, 3.25%, 7/29/2005	3,000,000	3,018,624
Asian Development Bank, 4.875%, 2/5/2007	2,000,000	2,085,706
Banco Nacional de Comercio Exterior, 144A, 3.875%, 1/21/2009	2,265,000	2,174,400
Bank of Tokyo-Mitsubishi Ltd., 8.4%, 4/15/2010	1,000,000	1,197,622
Barclays Bank PLC, 7.4%, 12/15/2009	1,000,000	1,156,820
Bombardier, Inc., Series B, 144A, 6.75%, 5/1/2012	3,000,000	2,737,410
British Telecommunications PLC:
7.58%, 12/15/2005	1,000,000	1,059,217
8.375%, 12/15/2010	1,000,000	1,205,855
Burlington Resources Finance:
5.6%, 12/1/2006	1,000,000	1,048,909
6.68%, 2/15/2011	1,000,000	1,122,427
Corp. Andina De Fomento, 6.875%, 3/15/2012	315,000	354,262
Dow Capital BV, 9.2%, 6/1/2010	800,000	978,950
European Investment Bank:
4.0%, 8/30/2005	1,000,000	1,014,450
4.625%, 3/1/2007	1,000,000	1,037,082
Export Development Corp. of Canada, 4.0%, 8/1/2007	2,000,000	2,048,268
France Telecom, 8.75%, 3/1/2011	1,000,000	1,197,080
HSBC Bank PLC, 6.95%, 3/15/2011	1,000,000	1,158,535
HSBC Holding PLC, 7.5%, 7/15/2009	1,000,000	1,151,507
Hydro-Quebec, 8.0%, 2/1/2013	1,000,000	1,245,431
Inco Ltd., 7.75%, 5/15/2012	1,000,000	1,178,201
Inter-American Development Bank:
6.375%, 10/22/2007	1,000,000	1,092,772
8.4%, 9/1/2009	828,000	1,000,365
Kingdom of Spain, 7.0%, 7/19/2005	3,000,000	3,107,823
Korea Development Bank, 5.25%, 11/16/2006	1,000,000	1,040,628
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	750,000	813,776
Province of British Columbia, 5.375%, 10/29/2008	2,000,000	2,140,162
Province of Manitoba, 7.5%, 2/22/2010	2,000,000	2,344,178
Province of Nova Scotia, 5.75%, 2/27/2012	3,000,000	3,277,068
Province of Ontario, 5.5%, 10/1/2008	1,000,000	1,073,083
Province of Quebec, 7.0%, 1/30/2007	1,000,000	1,088,474
Republic of Italy, 3.625%, 9/14/2007	1,000,000	1,010,453
Republic of Korea, 8.875%, 4/15/2008	1,000,000	1,172,500
Santander Finance Issuances, 6.8%, 7/15/2005	1,500,000	1,547,371
Telecom Italia Capital, 144A, 4.0%, 11/15/2008	1,000,000	1,005,620
The International Bank for Reconstruction and Development:
5.0%, 3/28/2006	1,000,000	1,036,015
6.625%, 8/21/2006	1,000,000	1,070,344
United Mexican States, 8.5%, 2/1/2006	2,000,000	2,140,000
Vodafone Group PLC, 7.75%, 2/15/2010	1,000,000	1,173,053
Total Foreign Bonds - US$ Denominated (Cost $55,408,348)		57,380,261

US Government Agency Sponsored Pass-Throughs 19.5%
Federal Home Loan Bank, 4.5%, 5/1/2019	5,213,669	5,199,960
Federal Home Loan Mortgage Corp.:
4.5% with various maturities from 4/1/2018 until 5/1/2034 (e)	64,987,449	64,876,142
5.0% with various maturities from 1/1/2018 until 5/1/2034 (e)	36,910,887	37,152,328
5.5% with various maturities from 7/1/2016 until 4/1/2034 (e)	38,606,252	39,245,103
6.0%, 5/1/2016	1,789,162	1,876,347
6.5% with various maturities from 10/1/2015 until 1/1/2033	1,132,794	1,195,457
7.0% with various maturities from 8/1/2015 until 10/1/2031	283,895	301,134
7.5% with various maturities from 5/1/2024 until 3/1/2032	2,572,090	2,765,492
Federal National Mortgage Association:
4.5% with various maturities from 4/1/2018 until 1/1/2019	40,221,589	40,198,719
5.0% with various maturities from 9/1/2017 until 10/1/2033 (e)	66,593,404	67,716,911
5.5% with various maturities from 4/1/2018 until 10/1/2034 (e)	108,154,117	110,312,941
6.0% with various maturities from 5/1/2016 until 7/1/2034 (e)	75,837,242	78,801,510
6.5% with various maturities from 12/1/2015 until 2/1/2034 (e)	53,645,253	56,387,836
7.0% with various maturities from 2/1/2015 until 7/1/2034	27,718,890	29,426,920
7.5% with various maturities from 10/1/2026 until 7/1/2032	3,061,674	3,283,075
8.0% with various maturities from 5/1/2025 until 9/1/2027	1,310,669	1,435,004
Total US Government Agency Sponsored Pass-Throughs (Cost $535,457,700)		540,174,879

Commercial and Non-Agency Mortgage-Backed Securities 9.7%
Amresco Commercial Mortgage Funding, "B", Series 1997-C1, 7.24%, 6/17/2029	5,300,000	5,739,120
Bear Stearns Commercial Mortgage Securities:
"A1", Series 2000-WF2, 7.11%, 10/15/2032	721,777	785,271
"A2", Series 2000-WF8, 7.78%, 2/15/2032	2,000,000	2,300,586
Bear Stearns Commerical Mortgage Securities, Inc.:
"X2", Series 2002-TOP8, 144A, 2.338%**, 8/15/2038	22,017,258	1,958,688
"A1", Series 2000-WF1, 7.64%, 2/15/2032	62,054	66,986
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	1,100,000	1,198,935
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	3,132,626	3,406,107
Commercial Mortgage Acceptance Corp.:
"A2", Series 1998-C2, 6.03%, 9/15/2030	7,610,000	8,100,506
"A2", Series 1999-C1, 7.03%, 6/15/2031	8,500,000	9,562,534
Commercial Mortgage Asset Trust:
"A1", Series 1999-C1, 6.25%, 1/17/2032	7,186,842	7,382,509
"A2", Series 1999-C2, 7.546%**, 11/17/2032	4,200,000	4,812,825
CS First Boston Mortgage Securities Corp.:
"A2", Series 2001-CF2, 5.935%, 2/15/2034	3,000,000	3,096,324
"A3", Series 2001-CF2, 6.238%, 2/15/2034	2,000,000	2,151,205
"A2", Series 2000-C1, 7.545%, 4/14/2062	5,600,000	6,456,121
Deutsche Mortgage and Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	5,574,217	6,009,028
DLJ Commercial Mortgage Corp.:
"A1B", Series 1998-CG1, 6.41%, 6/10/2031	5,985,000	6,500,778
"A1B", Series 1999-CG2, 7.3%, 6/10/2032	11,375,000	12,950,198
First Union Commercial Mortgage Trust, "A2", Series 1999-C1, 6.07%, 10/15/2035	8,900,000	9,629,481
First Union National Bank Commercial Mortgage:
"A1", Series 1999-C4, 7.184%, 12/15/2031	340,465	362,483
"A2", Series 2000-C1, 7.841%, 5/17/2032	5,500,000	6,439,383
First Union - Lehman Brothers - Bank of America:
"A1", Series 1998-C2, 6.28%, 11/18/2035	99,974	101,521
"A2", Series 1998-C2, 6.56%, 11/18/2035	8,700,000	9,454,281
First Union - Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	9,219,377	9,924,800
GMAC Commercial Mortgage Securities, Inc.:
"A1", Series 1998-C2, 6.15%, 5/15/2035	1,235,508	1,254,859
"A2", Series 1998-C2, 6.42%, 5/15/2035	12,170,000	13,261,620
"A3", Series 1997-C1, 6.869%, 7/15/2029	9,670,547	10,421,239
"A2", Series 1999-C2, 6.945%, 9/15/2033	5,700,000	6,375,852
GS Mortgage Securities Corp. II, "A2", Series 1999-C1, 6.11%**, 11/18/2030	9,000,000	9,688,812
Heller Finance Commercial Mortgage Asset Corp., "A2", Series 2000-PH1, 7.75%, 1/17/2034	5,500,000	6,393,836
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	1,700,550	1,835,185
LB Commercial Conduit Mortgage Trust, "A1", Series 1999-C1, 6.41%, 6/15/2031	1,678,411	1,755,412
LB-UBS Commercial Conduit Mortgage Trust, "A1", Series 2000-C3, 7.95%, 5/15/2015	2,060,520	2,220,728
LB-UBS Commercial Mortgage Trust, "A2", Series 2000-C3, 7.95%, 1/15/2010	5,000,000	5,874,140
Merrill Lynch Mortgage Investors, Inc., "A3", Series 1996-C2, 6.96%, 11/21/2028	5,726,880	6,050,966
Morgan Stanley Capital I:
"A2", Series 1998-WF2, 6.54%, 7/15/2030	7,455,000	8,115,254
"A2", Series 1998-WF1, 6.55%, 3/15/2030	8,700,000	9,409,325
"A2", Series 1999-CAM1, 6.76%, 3/15/2032	1,164,963	1,242,569
"A4", Series 1999-CAM1, 7.02%, 3/15/2032	3,000,000	3,378,812
Morgan Stanley Dean Witter Capital I:
"A3", Series 2002-IQ2, 5.52%, 12/15/2035	4,420,000	4,702,612
"A3", Series 2001-IQA, 5.72%, 12/18/2032	6,610,000	7,099,115
Nationslink Funding Corp., "A2", Series 1998-2, 6.476%, 8/20/2030	8,800,000	9,608,674
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	6,000,000	6,573,931
PNC Mortgage Acceptance Corp.:
"A1B", Series 1999-CM1, 7.33%, 12/10/2032	8,005,000	9,086,578
"A1", Series 2000-C1, 7.52%, 7/15/2008	1,097,846	1,200,514
"A2", Series 2000-C1, 7.61%, 2/15/2010	4,200,000	4,837,221
Prudential Securities Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	8,800,000	9,586,736
Salomon Brothers Mortgage Securities VII, "A2", Series 2000-C2, 7.455%, 7/18/2033	8,700,000	9,942,410
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	930,000	960,481
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $271,943,831)		269,266,551

US Government Sponsored Agencies 0.4%
Federal Home Loan Bank, 2.875%, 9/15/2006	3,400,000	3,406,157
Federal Home Loan Mortgage Corp.:
2.875%, 5/15/2007	800,000	796,953
7.0% with various maturities from 7/1/2032 until 10/1/2032	1,502,081	1,593,810
7.5%, 11/1/2033	3,114,478	3,340,147
Federal National Mortgage Association, 2.5%, 6/15/2006	2,500,000	2,491,235
Total US Government Sponsored Agencies (Cost $11,529,292)		11,628,302

Government National Mortgage Association 2.7%
Government National Mortgage Association:
5.0% with various maturities from 1/20/2033 until 2/20/2033 (e)	149,633	148,935
5.5% with various maturities from 5/15/2033 until 7/20/2034 (e)	25,943,545	26,436,685
6.0% with various maturities from 1/20/2033 until 1/20/2034 (e)	19,046,629	19,763,720
6.5% with various maturities from 2/15/2026 until 5/15/2034	25,474,769	26,908,703
7.0% with various maturities from 1/15/2030 until 6/15/2032	1,373,728	1,465,646
7.5% with various maturities from 6/15/2026 until 8/15/2032	803,313	865,232
Total Government National Mortgage Association (Cost $75,909,046)		75,588,921

	Shares	Value ($)

Other 5.8%
Scudder High Income Plus Fund (Cost $144,158,627) (b)	21,203,827	161,997,235

	Principal Amount ($)	Value ($)

US Government Backed 17.5%
US Treasury Bills:
1.338%*, 10/21/2004	151,000,000	150,887,589
1.34%*, 10/21/2004 (d)	13,425,000	13,415,192
1.42%*, 10/21/2004	191,000,000	190,851,763
1.435%*, 10/28/2004 (d)	9,925,000	9,914,505
US Treasury Note:
1.5%, 7/31/2005	8,660,000	8,616,025
1.51%, 3/31/2006	3,500,000	3,454,335
1.625%, 9/30/2005	13,600,000	13,525,091
1.875%, 1/31/2006	5,440,000	5,407,697
2.0%, 8/31/2005	28,730,000	28,686,244
2.25%, 4/30/2006	13,180,000	13,141,897
2.251%, 2/15/2007	2,600,000	2,572,274
2.375%, 8/15/2006	6,025,000	6,005,702
2.625%, 11/15/2006	35,020,000	35,007,673
3.125%, 5/15/2007	2,800,000	2,823,626
6.5%, 8/15/2005	860,000	892,116
Total US Government Backed (Cost $485,653,714)		485,201,729

	Shares	Value ($)

Cash Equivalents 27.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $749,184,655)	749,184,655	749,184,655

	% of Net Assets	Value ($)

Total Investment Portolio (Cost $2,785,969,201) (a)	101.7	2,823,572,730

Wrapper Agreements (c)
Bank of America NA (Book Value $538,833,604 crediting rate 5.19%)		(15,623,256)
CDC Financial Products, Inc. (Book Value $442,172,347; crediting rate 6.26%)		(19,350,909)
JP Morgan Chase Bank (Book Value $274,718,977; crediting rate 5.21%)		(8,008,680)
Prudential Insurance Co. of America (Book Value $310,852,117; crediting rate 3.71%)		(5,556,040)
Royal Bank of Canada (Book Value $294,218,994; crediting rate 3.74%)		(3,815,529)
Security Life of Denver Insurance Co. (Book Value $533,891,319; crediting rate 4.43%)		(10,977,159)
Transamerica Life Insurance & Annuity Co. (Book Value $230,418,240 crediting rate 6.68%)		(9,764,473)
Total Wrapper Agreements	(2.6)	(73,096,046)
Other Assets and Liabilities, Net	0.9	23,939,144
Net Assets	100.0	2,774,415,828

* Annualized yield at time of purchase; not a coupon rate.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
(a) The cost for federal income tax purposes was $2,784,062,341. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $39,510,389. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,925,242 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,414,853.
(b) Scudder High Income Plus Fund is also managed by Deutsche Asset Management, Inc. Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown for Scudder Cash Management QP Trust is the annualized seven-day yield at period end.
(c) Each Wrapper Agreement obligates the wrapper provider to maintain the Book Value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events. The crediting rate shown is as of September 30, 2004.
(d) At September 30, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(e) Mortgage dollar rolls included.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2004, open futures contracts sold were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Australia 10 year Bond	12/15/2004	1,973	120,506,170	105,938,092	14,568,078
UK Treasury Bond	12/29/2004	1,408	271,123,438	269,319,778	1,803,660
US Treasury Bond	12/20/2004	93	10,205,605	10,436,344	(230,739)
US Treasury 10 year Note	12/20/2004	161	17,909,583	18,132,625	(223,042)
US Treasury 5 year Note	12/20/2004	3,595	395,602,338	398,041,468	(2,439,130)
US Treasury 2 year Note	12/30/2004	1,030	217,587,438	217,571,407	16,031
Total net unrealized appreciation on open futures contracts					13,494,858

At September 30, 2004, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Canada 10 year Bond	12/20/2004	1,917	164,802,407	170,630,745	5,828,338
Germany 10 year Bond	12/08/2004	1,657	235,969,543	233,454,048	(2,515,495)
Japan 10 year Bond	12/9/2004	23	28,397,174	28,407,805	10,631
Total net unrealized appreciation on open futures contracts					3,323,474

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Portfolio's total exposure in such contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $1,892,625,919)	$ 1,912,390,840
Investment in Scudder High Income Plus Fund (cost $144,158,627)	161,997,235
Investment in Scudder Cash Management QP Trust (cost $749,184,655)	749,184,655
Total investments in securities, at value (cost $2,785,969,201)	2,823,572,730
Cash	20,132
Receivable for investments sold	4,369,062
Interest receivable	12,133,253
Receivable for daily variation margin on open futures contracts	49,091,266
Unrealized appreciation on forward currency exchange contracts	17,170,269
Total assets	2,906,356,712
Liabilities
Payable for investments purchased	4,388,493
Wrapper agreements	73,096,046
Payable for investments purchased - mortgage dollar rolls	21,764,270
Payable for daily variation margin on open futures contracts	16,451,644
Unrealized depreciation on forward currency exchange contracts	13,093,275
Accrued management fee	845,146
Deferred mortgage dollar roll income	10,716
Other accrued expenses and payables	2,291,294
Total liabilities	131,940,884
Net assets, at value	$ 2,774,415,828

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Interest	$ 94,013,547
Credit rate income	18,168,511
Mortgage dollar roll income	2,020,359
Dividends from affiliated investment companies	20,615,035
Total Income	134,817,452
Expenses: Management fee	16,152,288
Wrapper fees	5,838,453
Auditing	32,455
Legal	70,984
Trustees' fees and expenses	83,695
Administrator service fee	1,319,427
Other	141,192
Total expenses, before expense reductions	23,638,494
Expense reductions	(2,503,417)
Total expenses, after expense reductions	21,135,077
Net investment income	113,682,375
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,153,514)
Futures	(7,818,603)
Foreign currency related transactions	41,330,731
26,358,614
Net unrealized appreciation (depreciation) during the period on: Investments	(27,683,659)
Futures	11,533,071
Wrapper Agreement	(5,338,738)
Foreign currency related transactions	(6,889,647)
(28,378,973)
Net gain (loss) on investments	(2,020,359)
Net increase (decrease) in net assets resulting from operations	$ 111,662,016

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income	$ 113,682,375	$ 78,204,123
Net realized gain (loss) on investment transactions	26,358,614	13,411,488
Net unrealized appreciation (depreciation) on investments, futures and foreign currency related transactions during the period	(23,040,235)	40,861,879
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(5,338,738)	(56,209,367)
Net increase (decrease) in net assets resulting from operations	111,662,016	76,268,123
Capital transactions in shares of beneficial interest: Proceeds from capital invested	388,962,660	1,718,325,126
Value of capital withdrawn	(180,224,202)	(351,572,336)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	208,738,458	1,366,752,790
Increase (decrease) in net assets	320,400,474	1,443,020,913
Net assets at beginning of period	2,454,015,354	1,010,994,441
Net assets at end of period	$ 2,774,415,828	$ 2,454,015,354

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,774	2,454	1,011	227	201
Ratio of expenses before expense reductions (%)	.89	.88	.93	1.01	.99
Ratio of expenses after expense reductions (%)	.80	.80	.80	.80	.35
Ratio of net investment income (%)	4.32	4.31	5.21	6.37	7.33
Portfolio turnover rate (%)	120	244	62	13	-[a]
Total Investment Return (%)[b,c]	4.32	4.33	5.53	6.58	7.30
[a] Less than 1%.
[b] Total investment return would have been lower had certain expenses not been reduced.
[c] Total investment return for the Portfolio was derived from the performance of Institutional Class shares of PreservationPlus Income Fund.

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Income Portfolio ("PreservationPlus Income Portfolio" or the "Portfolio") is a diversified series of Scudder Investment Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or banker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments including prepayments made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credit rate income is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchase and sales of investment securities (excluding short-term instruments, US Treasury obligations and mortgage dollar roll transactions) aggregated $1,744,188,850 and $2,086,696,117, respectively. Purchases and sales of US Treasury obligations aggregated $278,184,239 and $435,436,344, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $979,073,097 and $1,085,428,891, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. These fees were not charged on assets invested in Cash Management Fund Institutional. These fees are reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

For the year ended September 30, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio including the annual premiums on Wrapper Agreements at not more than 0.80% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended September 30, 2004, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $2,487,526 and the amount imposed aggregated $13,664,762, which was equivalent to an annual effective rate of 0.52% of the Portfolio's average net assets.

For the year ended September 30, 2004, the Advisor reimbursed the Portfolio an additional $15,891 for expenses.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee was $1,319,427, of which $113,807 is unpaid at September 30, 2004.

Other. Prior to January 16, 2004, the Portfolio invested in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended September 30, 2004 totaled $511,903.

To gain exposure to high yield debt securities, the Portfolio may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund, an affiliated mutual fund. The Portfolio will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund. Distributions from Scudder High Income Plus Fund to the Portfolio for the year ended September 30, 2004 totaled $15,318,854.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from Scudder Cash Management QP Trust to the Portfolio for the year ended September 30, 2004 totaled $4,784,278.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

D. Forward Foreign Currency Commitments

As of September 30, 2004, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	117,243,581	AUD	168,289,000	10/5/2004	$ 4,597,514
USD	46,337,168	AUD	66,574,000	10/5/2004	1,862,352
USD	150,979,680	AUD	209,694,000	11/2/2004	428,267
USD	63,767,760	CAD	82,988,000	10/1/2004	1,805,939
USD	19,643,708	CAD	25,560,000	10/1/2004	552,751
USD	36,875,714	CAD	46,834,000	11/1/2004	113,887
USD	41,716,794	CHF	53,089,000	10/4/2004	804,422
USD	16,727,724	CHF	20,913,000	10/4/2004	22,379
USD	89,480,811	EUR	73,536,000	10/4/2004	1,848,241
USD	163,426,060	EUR	131,654,000	10/4/2004	83,446
USD	263,470,320	GBP	147,443,000	10/4/2004	3,249,542
USD	1,563,097	GBP	871,000	10/4/2004	12,516
USD	218,751,988	GBP	121,394,000	11/2/2004	336,335
JPY	5,923,918,000	USD	48,218,142	10/4/2004	175,879
JPY	3,917,963,000	USD	35,816,464	10/4/2004	260,981
USD	78,542,181	JPY	8,678,911,000	10/4/2004	218,866
USD	8,408,444	NZD	12,956,000	10/4/2004	343,374
USD	21,318,109	NZD	32,224,000	10/4/2004	449,303
USD	5,735,475	NZD	8,497,000	10/4/2004	4,275
Total unrealized appreciation					$ 17,170,269

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	17,561,418	AUD	25,169,000	10/5/2004	$ (660,917)
USD	151,382,292	AUD	209,694,000	10/5/2004	(435,987)
USD	46,697,489	CAD	61,714,000	10/1/2004	(2,066,372)
USD	36,891,690	CAD	46,834,000	10/1/2004	(114,608)
USD	48,865,953	CHF	61,597,000	10/4/2004	(469,678)
USD	9,792,158	CHF	12,405,000	10/4/2004	(143,529)
USD	16,743,795	CHF	20,913,000	11/2/2004	(23,108)
USD	219,681,550	EUR	181,555,000	10/4/2004	(5,803,193)
USD	28,852,899	EUR	23,635,000	10/4/2004	(500,916)
USD	163,382,614	EUR	131,654,000	11/2/2004	(93,646)
USD	48,043,316	GBP	26,920,000	10/4/2004	(654,137)
USD	219,244,848	GBP	121,394,000	10/4/2004	(353,173)
JPY	532,970,000	USD	4,855,223	10/4/2004	(18,525)
USD	78,655,003	JPY	8,678,911,000	11/2/2004	(221,897)
USD	34,729,824	NZD	53,677,000	10/4/2004	(1,529,156)
USD	5,713,935	NZD	8,497,000	11/2/2004	(4,433)
Total unrealized depreciation					$ (13,093,275)

Currency Abbreviations
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	USD	US Dollars

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Wrapper Agreements

The Portfolio enters into Wrapper Agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A Wrapper Agreement obligates the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets is generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeds the market value of the covered assets (including accrued interest), the wrapper provider becomes obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement is less than the market value of the covered assets (including accrued interest), the Portfolio becomes obligated to pay the difference to the wrapper provider in the event of shareholder redemptions. The circumstances under which payments are made and the timing of payments between the Portfolio and the wrapper providers may vary based on the terms of the Wrapper Agreements. At September 30, 2004, approximately 69% (based on Book Value) of the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until withdrawals exceed a specified percentage (ranging from 35% to 50%) of the covered assets and approximately 31% of the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until all of the covered assets have been liquidated, after which time payment covering the difference between Book Value and covered market value will occur. There were no such payments to or from the wrapper providers during the year ended September 30, 2004.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

G. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Portfolio. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in an increase/decrease in net assets. At September 30, 2004, the Wrapper Agreements had a fair value of $(73,096,046), which the Portfolio reflected as a payable to the wrapper providers.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

I. Subsequent Event

The Board of Trustees of Scudder PreservationPlus Income Portfolio elected to change the Portfolio from a stable value portfolio to a short term bond portfolio effective November 17, 2004. The most significant change was the elimination of the Portfolio's insurance Wrapper Agreements, which resulted in the fluctuation of the Portfolio's net assets after November 16, 2004.

The Portfolio's investment objectives will continue to emphasize stability of principal with a yield and total return higher than that of other funds in the short term bond category. Scudder PreservationPlus Income Portfolio will be managed as a short-term bond fund investing in short-term investment-grade bonds. The Portfolio will continue to invest a small percentage of the Portfolio's assets in the high yield bond market. As has been the case with the Portfolio since inception, the Portfolio will also utilize exchange traded equity futures, government bond futures and currency forward contracts to potentially provide for further diversification.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Investment Portfolios and the Shareholders of the PreservationPlus Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of PreservationPlus Income Portfolio (the "Portfolio") as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Portfolio's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Income Portfolio at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Boston, Massachusetts November 19, 2004

Account Management Resources

For shareholders of Classes A and C and Investment Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Investment Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX
CUSIP Number	81111R 742	81111R 734	81111R 759
Fund Number	418	718	822

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the  period,  September 30,  2004,  Scudder Advisor Funds  has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER PRESERVATION PLUS INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
    Fiscal Year        Audit        Audit-Related      Tax Fees       All  Other
       Ended        Fees Billed     Fees Billed       Billed to      Fees Billed
   September 30,     to Fund          to Fund           Fund           to Fund
--------------------------------------------------------------------------------
2004                  $16,552           $0             $4,640             $0
--------------------------------------------------------------------------------
2003                  $13,500           $0             $4,240             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related            Tax Fees            All Other
   Fiscal           Fees Billed to           Billed to          Fees Billed
    Year             Adviser and            Adviser and        to Adviser and
   Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 September 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                    $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                    $137,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                    Total
                                  Non-Audit
                                Fees billed to
                                 Adviser and
                               Affiliated Fund         Total
                              Service Providers      Non-Audit
                                (engagements        Fees billed
                                   related          to Adviser
                    Total      directly to the     and Affiliated
                  Non-Audit     operations and      Fund Service
                   Billed         financial          Providers
                    Fees         reporting          (all other        Total of
   Fiscal         to Fund       of the Fund)       engagements)       (A), (B
 Year Ended
 September 30,       (A)               (B)                (C)         and (C)
--------------------------------------------------------------------------------
2004                 $4,640         $0               $441,601        $446,241
--------------------------------------------------------------------------------
2003                 $4,240         $0              $4,111,261      $4,115,501
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Preservation Plus Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Preservation Plus Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ---------------------------